UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) February 21, 2008

MICHAEL BAKER CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania
(State or Other Jurisdiction of Incorporation)

1-6627	25-0927646
(Commission File Number)	(IRS Employer Identification No.)

100 Airside Drive
Moon Township, Pennsylvania	15108
(Address of Principal Executive Offices)	(Zip Code)

(412) 269-6300
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of President, Chief Executive Officer and Board Member
On February 21, 2008, the Board of Directors of Michael Baker Corporation (the “Company”) appointed Mr. Bradley L. Mallory, as President, Chief Executive Officer and a member of the Board of Directors of the Company, effective February 21, 2008. Mr. Mallory, 55, will succeed Mr. Richard L. Shaw, who is retiring as chief executive officer after having served in that position since September 2006. Mr. Shaw will remain chairman of the Board as well as chairman of the Board’s Executive Committee.
Mr. Mallory has been Chief Operating Officer of the Company since October 2007. Prior to being in this position, Mr. Mallory was President of the Company’s Engineering business segment, having assumed that position in October 2003. Mr. Mallory joined the Company in March 2003 as a Senior Vice President, following more than 20 years of experience in transportation and related fields with the Pennsylvania Department of Transportation, including serving as the Department Secretary from 1995 until his retirement in early 2003.
On February 21, 2008, the Company issued a press release announcing the appointment of Mr. Mallory, which press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Appointment of Board Member
On February 21, 2008, the Board of Directors of the Company also announced the appointment Mr. Mark E. Kaplan to its Board of Directors, effective February 21, 2008. Mr. Kaplan is currently Senior Vice President and Chief Financial Officer of Duquesne Light Holdings with responsibility for the company’s treasury, accounting and risk management functions, as well as its unregulated subsidiaries.
Prior to joining Duquesne Light in 2005, Mr. Kaplan, 46, was managing director of CLJ Consulting, a management consulting firm. From 1995 to 2004, he served in various capacities with Weirton Steel Corporation, including as president and chief financial officer, senior vice president- finance and administration, and vice president and controller, and was a key member of the management team that successfully restructured the company resulting in a significant reduction in debt and costs.
This action, together with Mr. Mallory’s appointment to the Board, brings the total number of directors on the Company’s Board of Directors to ten.
On February 21, 2008, the Company issued a press release announcing the appointment of Mr. Kaplan, which press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01
(d)	Exhibits.
The following exhibits are filed with this report on Form 8-K:

Exhibit No.	Description
99.1	Press release dated February 21, 2008 relating to Mr. Mallory.
99.2	Press release dated February 21, 2008 relating to Mr. Kaplan.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICHAEL BAKER CORPORATION
By:	/s/ H. James McKnight
H. James McKnight
Senior Vice President, General Counsel and Secretary

Date: February 22, 2008

EXHIBIT INDEX

Number	Description	Method of Filing
99.1	Press release dated February 21, 2008 relating to Mr. Mallory.	Filed herewith.
99.2	Press release dated February 21, 2008 relating to Mr. Kaplan.	Filed herewith.